EXHIBIT 10.35

                              Schedule of Terms of
                       Management Stockholder's Agreements
                                       and
                      Non-Qualified Stock Option Agreements
                                       of
                      David Clark, Michael F. Heintzman and
                                  Lisa R. Kranc




                    Transaction    Shares    Time Options   Performance Options
                        Date     Purchased     Awarded           Awarded
                        ----     ---------   ------------   -------------------

 David Clark          3/13/96       20,833        31,250.0       31,250.0

 Michael F.           2/15/96       20,833        31,250.0       31,250.0
 Heintzman

 Lisa R. Kranc        2/15/96       15,625        23,437.5       23,437.5